SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------


                           Washington, D.C. 20549



                                 FORM 8-K
                                 --------

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date Report (Date of earliest event reported) September 15, 1998



                        BONNEVILLE PACIFIC CORPORATION
                        ------------------------------
               (Exact name of registrant as specified in charter)



     Delaware                   0-14846               87-0363215
     --------------------------------------------------------------------
     (State or other            (Commission           (IRA Employer
     jurisdiction of            File Number)          Identification No.)
     incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.  Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division,
Case No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period August 1, 1998 to August 31, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.  Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                          BONNEVILLE PACIFIC CORPORATION



                          By:  Roger G. Segal, Chapter 11 Trustee

DATED September 15, 1998

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                   BONNEVILLE PACIFIC CORPORATION



                   By:  R. Stephen Blackham, Assistant Controller

DATED September 15, 1998

                              INDEX TO EXHIBITS


Exhibit                                                              Page No.


28.1    Monthly Financial Report - Chapter 11, for
        the period August 1, 1998 to August 31,
        1998, of the Registrant, dated
        September 15, 1998 as filed by the Registrant
        with the United States Bankruptcy Court for
        the District of Utah, Central Division on
        September 15, 1998 . . . . . . . . . . . . . . . . . . . . . . .5

                                                     MONTHLY FINANCIAL REPORT
                                                     CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO.  91A-27701     For Period August 1 to August 31, 1998
          ---------                ---------------------------

          Accounting Method Used:  [X] Accrual Basis  [ ] Cash Basis


                                 COVER SHEET

-----------------------------------------------------------------------------
                  THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box      MONTH.  The debtor must attach each of the
For Each          following reports/documents unless the U.S.
Required          Trustee has waived the requirement in writing.
Report/Document   File original with Clerk of Court.  File
                  duplicate with U.S. Trustee.
-----------------------------------------------------------------------------
Report/
Document  Previously
Attached   Waived     REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
  [X]        [ ]      Cash Receipts & Disbursements Statement (Form 2-B)
  [X]        [ ]      Balance Sheet (Form 2-C)
  [X]        [ ]      Profit and Loss Statement (Form 2-D)
  [X]        [ ]      Supporting Schedules (Form 2-E)
  [X]        [ ]      Quarterly Fee Summary (Form 2-F)
  [X]        [ ]      Narrative (Form 2-G)
  [X]        [ ]      Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:  September 15, 1998
              ------------------

                      Debtor(s):  BONNEVILLE PACIFIC CORPORATION

                      By:         R. Stephen Blackham
                      Position:   Assistant Controller

                       Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for
Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of September 1998.


                          By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Bankruptcy No. 91A-27701
                                  Narrative
                     For the Month Ended August 31, 1998


                                  Form 2-G


-----------------------------------------------------------------------------



Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of August 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of August and the first part of September 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

The Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation dated April 22, 1998 (the "Trustee's Amended Plan") details the treatment of all the Company's creditors and equity interest holders. The Trustee's Amended Plan, if it becomes effective, would resolve most of the legal and factual disputes which currently affect the Company.

A hearing on the confirmation of the Trustee's Amended Plan was scheduled to begin on August 26, 1998 at 9:00 o'clock a.m. Notice of the hearing on confirmation, the Trustee's Amended Disclosure Statement along with the Trustee's Amended Plan and ballots, where appropriate, were mailed on
July 17, 1998 to creditors and equity holders in accordance with an order by the Bankruptcy Court. Notice of the confirmation hearing (and other matters related to the Trustee's Amended Plan) was also published in various newspapers during the first part of July, 1998. Pursuant to an
---------------
(1) This narrative attempts to summarize significant events affecting the Company through approximately September 11, 1998.

order by the Bankruptcy Court, the ballots for voting to accept or reject the Trustee's Amended Plan had to be received by the Trustee by no later than August 17, 1998 in order to be counted. Objections to the confirmation of the Trustee's Amended Plan had to be filed and served by no later than August 17, 1998.

On August 14, 1998 the Trustee filed a pleading designating his proposed seven (7) person board of directors for the Reorganized Debtor. The proposed board members were (1) Steven H. Stepanek, (2) Hal Dittmer,
(3) James Bernard, (4) Ralph Cox, (5) Michael Devitt, (6) Michael Fowler and
(7) either Mary Draper, Gerald Wedren or Roger Segal. See Article 5.1 (a) of the Trustee's Amended Plan. The pleading also contained the Trustee's proposed Restated and Amended By-Laws and Certificate of Incorporation for the Reorganized Debtor.

On August 17, 1998 C. Derek Anderson ("Anderson") filed a written objection to the confirmation of the Trustee's Amended Plan. No other objections to the confirmation of the Trustee's Amended Plan were filed.

In response to Anderson's objection and in an effort to avoid a contested confirmation hearing, the Trustee negotiated a settlement with Anderson that was reduced to writing and filed with the Bankruptcy Court on August 21, 1998 (hereafter the "Stipulation"). The Stipulation must be read in its entirety for all of its terms and conditions. The Stipulation specifically provided that Anderson withdrew his objections to the confirmation of the Trustee's Amended Plan and Anderson consented to the Bankruptcy Court confirming the Trustee's Amended Plan. The Stipulation provided that Anderson would change his votes (relating to the claims and equity interests owned or controlled by Anderson or his affiliates) concerning the Trustee's Amended Plan so that instead of voting to reject the Trustee's Amended Plan, Anderson voted to accept the Trustee's Amended Plan.

The Stipulation also provided that Anderson will dismiss with prejudice the appeal of Anderson v. Halcyon, United States District Court for the District of Utah, Case No. 2:98-C-00382; Anderson waives any "substantial contribution" claim or claims for post-petition interest or attorneys' fees; and Anderson waives any claim for reconsideration of the December 9, 1997 order of the Bankruptcy Court "Denying the Substantial Contribution Claim of the Official Bondholders' Committee and Others".

The Stipulation also provided that the Trustee will pay Anderson $150,000.00 at the Distribution Date of the Trustee's Amended Plan and the Trustee will select, pursuant to Article 5.1(a) of the Trustee's Amended Plan, Harold H. Robinson, III, as the seventh member of the board of directors of the Reorganized Debtor.

With the changes in C. Derek Anderson's votes, the votes cast in favor of the Trustee's Amended Plan were almost unanimous. A formal report on the tabulation of the ballots was filed by the Trustee with the Bankruptcy Court prior to the hearing on confirmation.

The hearing on confirmation of the Trustee's Amended Plan was held as scheduled on August 26, 1998 at which hearing the Bankruptcy Court approved the Stipulation, established the estimated value of the common stock to be issued pursuant to the Trustee's Amended Plan at $2.36 per share and confirmed the Trustee's Amended Plan. The order confirming the Trustee's Amended Plan was entered on August 27, 1998. A copy of the Bankruptcy Court's "Order Confirming Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998" (without exhibits) is attached hereto.

The Trustee currently anticipates that the effective date of the Trustee's Amended Plan will be November 2, 1998. Accordingly, the Trustee currently anticipates that the distributions of cash and stock as set forth in the Trustee's Amended Plan will occur sometime during the first part of November, 1998.

Preparation of the 1997 U.S. Corporate Income Tax Return has been completed and the tax return was filed in late July, 1998, along with a request pursuant to 11 U.S.C. Section 505 (b) for a prompt tax determination. The
return reflects no tax due and owing.   The Internal Revenue Service, by
letter dated August 28, 1998, notified the Trustee that the 1997
U.S. Corporate Income Tax Return was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1997 is approximately $23,700,000.00 and approximately $26,700,000.00 in Alternative Minimum Tax Loss carry-forwards. Tax loss carry-forwards are subject to future review or determination by the Internal Revenue Service. The Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code.

In preparation for the reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and a hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application.
Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and 1997. Now that the Trustee's Amended Plan has been confirmed and the Internal Revenue Service has accepted as filed the Company's 1997 U.S. Corporate Income Tax Return, Hein + Associates has been instructed to complete all outstanding audit work so that the Company can emerge from Chapter 11 and be in compliance with the reporting requirements of the U.S. Securities and Exchange Commission.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) completed its work in estimating the value of the Company's (and its affiliates') business assets. The Trustee has made public the summary of such work performed by Bear, Stearns & Company as Exhibit "2" to the Trustee's Amended Disclosure Statement. Based in part upon the work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is materially less than the fair market value of such business assets. For purposes of the Trustee's Amended Plan, the estimated value of the Company's business assets as of December 31, 1997 was (including cash held by the Company's subsidiaries) approximately sixty-three million dollars ($63,000,000.00).

For over a year, the Trustee (represented by Weil, Gotshal & Manges, L.L.P) has been attempting to resolve the unsecured claim filed by John D. Weesner (Proof of Claim number 3). Weesner's claim arises from Bonneville Pacific Corporation's efforts in the late 1980's to build and operate small, wood-fired electric power generation plants in Vermont. During that period, Bonneville Pacific Corporation entered into various agreements with Weesner, including (1) an agreement whereunder Bonneville Pacific Corporation is by virtue of a guarantee contingently liable for certain royalty payments that Weesner currently receives from the operation of one plant (the "Ryegate Project"), and (2) an agreement to make certain payments to Weesner in the event that Bonneville Pacific Corporation developed another, similar plant (the "Springfield Project"). Subsequent to entering into the agreements with Weesner, Bonneville Pacific Corporation sold its interest in the Ryegate Project and determined that development of the Springfield Project was commercially impossible. Weesner in his filed proof of claim asserts that he is owed an undetermined amount of money (which he estimates could be many millions of dollars) in respect of Bonneville Pacific Corporation's contingent liability of the Ryegate Project royalties, to compensate him in the event that such payments are not made by the current owners of the plant. In the opinion of the Trustee, Weesner has been unwilling until recently to settle his proof of claim in a manner that reflected a realistic assessment of its true value. As a consequence the Trustee had filed a formal objection to such claim and was proceeding with discovery but a hearing on the objection had not yet been scheduled. However, earlier in September Weesner agreed to accept a $100,000.00 payment in settlement of his claim. The settlement is conditioned upon preparation of a formal settlement agreement and Bankruptcy Court approval of the settlement.

                    IN THE UNITED STATES BANKRUPTCY COURT

                 FOR THE DISTRICT OF UTAH, CENTRAL DIVISION



-----------------------------------------------------------------------------
In re:                          )
                                )
BONNEVILLE PACIFIC CORPORATION, )    Bankruptcy No. 91A-27701
                                )
Debtor.                         )         (Chapter 11)
-----------------------------------------------------------------------------

            ORDER CONFIRMING TRUSTEE'S AMENDED CHAPTER 11 PLAN FOR
      THE ESTATE OF BONNEVILLE PACIFIC CORPORATION DATED APRIL 22, 1998

     Roger G. Segal, as chapter 11 trustee (the "Trustee") for the estate of Bonneville Pacific Corporation, having proposed his Chapter 11 plan dated April 22, 1998 as amended on June 19, 1998 (the "Plan"), and the Court, by orders entered on July 2, 1998 having approved the Trustee's disclosure statement (amended) in respect of the Plan (the "Disclosure Statement"), approved the forms of ballots for voting thereon, temporarily allowed claims for voting purposes and approved the form and methods of notice of the hearing on confirmation of the Plan (the "Confirmation Hearing") to bind all known and unknown creditors of and interest holders in the estate, and the Trustee having filed with the Court on August 14, 1998 (as modified by the Trustee in his pleading dated August 21, 1998) his designation of the members of the board of directors of the reorganized debtor under the Plan (such reorganized debtor being referred to as "Bonneville") and the Amended and Restated Certificate of Incorporation and By-laws for Bonneville, and the Court having held the Confirmation Hearing on August 26, 1998, noting that the lone objection to confirmation of the Plan filed by C. Derek Anderson ("Anderson") had been withdrawn with Anderson now voting to accept and consenting to the confirmation of the Plan, and after due consideration of the evidence adduced at the Confirmation Hearing, and the entire record of the chapter 11 case, the Court hereby FINDS, DETERMINES, AND CONCLUDES:

Findings and Conclusions
------------------------

          A. The findings and conclusions set forth herein constitute the Court's findings of fact and conclusions of law pursuant to Fed. R. Bankr.
P. 7052, made applicable to this proceeding pursuant to Fed. R. Bankr.
P. 9014.
          B. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

Jurisdiction and Venue
----------------------

          C. This Court has subject matter jurisdiction over Bonneville Pacific Corporation's Chapter 11 case and the contested matter to confirm the Plan pursuant to 28 U.S.C. Section 1334.
          D. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2)(L) and this Court may hear and determine confirmation objections and issues pursuant to 28 U.S.C. Section 157(b)(1).
          E. Bonneville Pacific Corporation is an eligible chapter 11 debtor under section 109(d) of the Bankruptcy Code.

Notice
------

          F. Based on the filed certificates of service by mail and publication of notice of the Confirmation Hearing, and the filed certificates of mailing of the Disclosure Statement, Plan, and ballots, all known and unknown creditors of and interest holders in the estate of Bonneville Pacific Corporation received good and sufficient notice of the Confirmation Hearing and opportunity to vote pursuant to Bankruptcy Code section 102(1) and the Bankruptcy Rules.

Voting
------

          G. Votes to accept and reject the Plan have been tabulated in good faith and in a manner consistent with the Bankruptcy Code and the Bankruptcy Rules.
          H. The Trustee has complied with section 1125 of the Bankruptcy Code and all other applicable provisions of title 11 of the United States Code.
          I. Pursuant to Rules 3018(a) and 9019(a) of the Federal Rules of Bankruptcy Procedure, and for good cause shown and with appropriate notice under the particular circumstances, the Court approves the Trustee's "Stipulation Resolving Objections of C. Derek Anderson and Related Parties to the Plan" and permits Anderson to change his ballots (and those ballots controlled by him) from the rejection of the Plan to the acceptance of the Plan.

The Plan Satisfies All the Requirements
of the Bankruptcy Code
---------------------------------------

          J. The Plan complies with all applicable provisions of the Bankruptcy Code for purposes of Bankruptcy Code section 1129(a)(1).
          K. The Plan designates and classifies claims and equity interests in accordance with Bankruptcy Code section 1123(a)(1). The classification of claims and equity interests under the Plan complies with section 1122 of the

Bankruptcy Code. Each claim and equity interest placed in a particular class pursuant to the Plan is substantially similar to the other claims or equity interests, as the case may be, in such class.
          L. The Plan specifies each class of claims or equity interests that is not impaired under the Plan in accordance with Bankruptcy Code section 1123(a)(2).
          M. The Plan specifies the treatment of each class of claims or equity interests impaired under the Plan in accordance with Bankruptcy Code section 1123(a)(3).
          N. The Plan provides the same treatment for each claim or equity interest of a particular class, unless the holder of a particular claim or equity interest agrees to a less favorable treatment of such particular claim or equity interest in accordance with Bankruptcy Code section 1123(a)(4).
          O. The Plan provides adequate means for its implementation in accordance with Bankruptcy Code section 1123(a)(5).
          P. The Plan provides for the inclusion in the charter of Bonneville a provision prohibiting the issuance of nonvoting equity securities, and providing, as to the class of securities possessing voting power, an appropriate distribution of such power among such class in accordance with Bankruptcy Code section 1123(a)(6).
          Q. The Plan contains only provisions consistent with the interests of creditors and equity interest holders and with public policy with respect to the manner of selection of officers and directors under the Plan and any successors to such officers and directors in accordance with Bankruptcy Code section 1123(a)(7).

          R. The Plan has been proposed in good faith and not by any means forbidden by law in accordance with Bankruptcy Code section 1129(a)(3). The Trustee and his professionals have acted in good faith in the negotiation and formulation of the Plan.
          S. The Plan is the product of arm's length negotiations among the Trustee and certain holders of claims and interests in the classes under the Plan.
          T. Any payment made or to be made by the Trustee or Bonneville, or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or in connection with Bonneville Pacific Corporation's Chapter 11 case, or in connection with the Plan and incident to the chapter 11 case, has been approved by, or is subject to the approval of, the Court as reasonable in accordance with Bankruptcy Code section 1129(a)(4).
          U. The identity, qualifications, and affiliations of the persons proposed to serve as directors or officers of Bonneville as of the effective date of the Plan have been fully disclosed, and the appointment to, or continuance in, such offices is consistent with the interests of creditors and equity interest holders and with public policy in accordance with Bankruptcy Code section 1129(a)(5).
          V. The identity of any insider proposed to be employed or retained by Bonneville as of the effective date and the nature of such insider's compensation have been fully disclosed.
          W. No rate changes are provided for in the Plan that would require governmental regulatory commission approval under Bankruptcy Code section 1129(a)(6).
          X. With respect to each impaired class of claims or equity interests, each holder of a claim or equity interest has accepted the Plan or will receive or retain under the Plan on account of such claim or equity interest property of a value, as of the effective date of the Plan, that is not less than the amount such holder would receive or retain if the estate of

Bonneville Pacific Corporation were liquidated under chapter 7 of the Bankruptcy Code on the effective date of the Plan.
          Y. Each class of claims or interests has accepted, or is deemed to have accepted, the Plan, thereby satisfying the requirements of Bankruptcy Code Section 1129(a)(8).
          Z. Except to the extent the holder of a particular claim has agreed to a different treatment of such claim, the Plan provides with respect to a claim of a kind specified in section 507(a)(1) of the Bankruptcy Code, that on the later of the effective date or the date on which such claim is allowed, the holder of such claim will receive on account of such claim cash equal to the allowed amount of such claim, except that such claims representing obligations incurred by the Trustee in the ordinary course of business, consistent with past practice, are assumed by Bonneville and shall be paid in full or performed by Bonneville in the ordinary course of business, consistent with past practice.
          AA. Except to the extent the holder of a particular claim has agreed to a different treatment of such claim, the Plan provides with respect to a claim of a kind specified in section 507(a)(3), 507(a)(4) and 507(a)(6) of the Bankruptcy Code, that on the later of the effective date of the Plan or the date on which such claim is allowed, the holder of such claim will receive on account of such claim cash equal to the allowed amount of such claim.
           BB. Classes 5, 6, 7, 8, 9 and 10 are impaired under the Plan and have accepted the Plan in writing, without including any acceptance of the Plan by any insider, thereby satisfying the requirements of Bankruptcy Code section 1129(a)(10).

          CC. Confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of Bonneville, in accordance with Bankruptcy Code section 1129(a)(11).
          DD. The Plan provides for the payment, on its effective date, of all fees then payable under section 1930 of title 28, United States Code, in accordance with Bankruptcy Code section 1129(a)(12).
          EE. The estate of Bonneville Pacific Corporation has no retiree plans subject to Bankruptcy Code section 1129(a)(13).
          FF. All applicable requirements of section 1129(a) of the Bankruptcy Code have been met. Although Classes 1, 2, 3, 4 and 11 are not impaired, each such Class voted to accept the Plan. Even if Classes 1, 2, 3, 4 or 11 were deemed to be impaired and even if such Classes had not voted to accept the Plan, the Court finds and concludes that this Plan should be and would be confirmed pursuant to Section 1129(b) of the Bankruptcy Code.
          GG. The Plan does not discriminate unfairly against the holders of equity interests in Class 11. There is no claim or interest junior to the equity interests in Class 11 that will receive or retain any property under the Plan on account of any claim or interest for purposes of Bankruptcy Code section 1129(b)(1) and (b)(2)(C).
          HH. All applicable requirements of section 1129(b) of the Bankruptcy Code have been met.
          II. Taking into account the (i) delay and expense of litigating whether post-petition interest is payable to holders of claims in Classes 1, 2, 3 and 4 and, if so, the appropriate rate of interest, and
(ii) the possibility that the estate could ultimately be found liable to pay a higher rate of interest and/or compound interest, and balancing those factors against the Trustee's probability of prevailing on a potential position that no or less interest is payable than is paid under the Plan, the good faith, arms-length settlement under the Plan is within the bounds of reasonableness and such settlement is fair, equitable and is a reasonable exercise of the Trustee's business judgment and is in the best interest of the Bonneville Pacific Corporation estate, its creditors and its shareholders.
          JJ. Taking into account the (I) delay and expense of litigating whether the holders of claims in Classes 5, 6, 7 and 9 have allowable claims,
(ii) the amount of each allowed claim, and (iii) the priority of each such claim relative to all other allowed claims, and balancing those factors against the Trustee's probability of prevailing on a potential position that no claims or claims of lower amounts should be allowed in such classes, the good-faith, arms-length settlements under the Plan are each within the bounds of reasonableness and such settlements are fair, equitable and are a reasonable exercise of the Trustee's business judgment and are in the best interest of the Bonneville Pacific Corporation estate, its creditors and its shareholders.
          KK. Taking into account the delay and expense of litigating the priority of the Class 10 claim relative to all other allowed claims, the good-faith, arms-length settlement under the Plan is within the bounds of reasonableness and such settlement is fair, equitable and is a reasonable exercise of the Trustee's business judgment and is in the best interest of the Bonneville Pacific Corporation estate, its creditors and its shareholders.
          LL.  The allocation of Bonneville's common stock between Classes
9, 10 and 11 as set forth in the Plan is in accordance with section 510(b) of the Bankruptcy Code.

          MM. The common stock to be issued pursuant to the Plan to Classes 5, 6, 7, 8, 9 and 10, shall be deemed for purposes of the Plan to have a value of $2.36 per share prior to the reverse stock split set forth in the Plan.
          For all of the foregoing reasons, and after due deliberation, and for good cause shown, the Court ORDERS, ADJUDGES, AND DECREES THAT:

Confirmation of the Plan
------------------------

          1. The Plan, be, and it hereby is, confirmed. A copy of the confirmed Plan is attached as Exhibit "A" to this Order.
          2.   Bankruptcy Rule 7062 shall not apply to this Order.
          3. All objections to confirmation of the Plan (if any) that were not withdrawn prior to entry of this Order or are not cured by the relief granted herein, are overruled in all respects. All withdrawn objections, if any, are deemed withdrawn with prejudice.
           4. The issuance of the common stock and the debt, and the reverse stock split, as set forth in the Plan, is exempt from the registration requirements of the United States Securities Act and relevant state securities laws under section 1145 of the Bankruptcy Code.

Discharge and Injunctions
-------------------------

          5. Except as otherwise provided herein or in the Plan, as of the effective date of the Plan:
               a. The provisions of the Plan bind Bonneville, the estate of Bonneville Pacific Corporation, the Trustee, any entity issuing securities under the Plan, any entity acquiring property under the Plan, and any creditor of or interest holder in the estate of Bonneville Pacific

Corporation, whether or not the claim or interest is impaired under the Plan and whether or not such creditor or equity interest holder has accepted the Plan;
               b. All the property of Bonneville Pacific Corporation's estate and all property dealt with by the Plan is vested in Bonneville free and clear of all liens, claims, encumbrances, and interests of creditors of and interest holders in the estate of Bonneville Pacific Corporation;
               c. Bonneville and the estate of Bonneville Pacific Corporation are hereby discharged from any and all debts and claims of any kind whatsoever that arose before the date and time of entry of this Order, including without limitation, any debt or claim of a kind specified in section 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not
(i) a proof of claim based on such debt is filed or deemed filed under section 501 of the Bankruptcy Code, (ii) such claim is allowed under section 502 of the Bankruptcy Code, or (iii) the holder of such claim has accepted the Plan;
               d. Any judgment at any time obtained, to the extent such judgment is a determination of the personal liability of Bonneville or the estate of Bonneville Pacific Corporation with respect to any debt or claim discharged hereunder shall be null and void in accordance with Bankruptcy Code section 524(a)(1);
               e. The commencement or continuation of an action, the employment of process, or an act to collect, recover, or offset any debt discharged hereunder as a personal liability of Bonneville or the estate of Bonneville Pacific Corporation, or from property of Bonneville or the estate of Bonneville Pacific Corporation, is hereby permanently enjoined, stayed, and restrained;

               f. All Claimants in Class 2 are hereby permanently enjoined, stayed, and restrained from enforcing or attempting to enforce any claimed contractual subordination rights of any kind against the holders of debentures (Class 4) or the holders of other claims or interests relating to the debt held by the Class 2 Claimants;
               g. The discharge hereunder and under sections 524 and 1141 of the Bankruptcy Code applies to all debts and claims of any kind whatsoever arising prior to entry of this order, whether held by known or unknown creditors of the estate of Bonneville Pacific Corporation. If any holder of a claim of any kind whatsoever arising prior to entry of this order believes its claim is not discharged for any reason, the holder shall request a determination of the discharge from this Court before attempting to prosecute the claim in any forum. If a holder of a discharged claim prosecutes such claim against Bonneville or its property, or against the estate of Bonneville Pacific Corporation or its property, without having first presented the claim to this Court for a determination of whether the claim should be excepted from discharge for some reason, Bonneville and/or the estate of Bonneville Pacific Corporation, as the case may be, shall not be required to defend against the prosecution of such claim and any judgment sustaining any portion of such claim shall be null and void.

Retention of Jurisdiction
-------------------------

          6.   The Court shall retain jurisdiction in accordance with
Article VIII of the Plan.

Executory Contracts and Unexpired Leases
----------------------------------------

          7. The assumptions on the effective date of the executory contracts and unexpired leases described or referred to in Article 7.1 of the Plan, are hereby approved in all respects.

          8. The rejections on the effective date of all other executory contracts and unexpired leases are hereby approved in all respects.

Certain Settlements and Claims
------------------------------

          9. The settlement in the Plan of the entitlement of Classes 1, 2, 3 and 4 to post-petition interest, be, and it hereby is, approved.
          10. The estimations and settlements of the allowance of claims in Classes 5, 6, 7 and 9, and the settlement relating to the priority of the claim in Class 10, be, and they hereby are, approved.
          11. The Trustee's objections to claims as set forth in the Plan be, and they hereby are, sustained.

Implementation
--------------

          12. The Trustee and Bonneville, as the case may be, are hereby authorized to take all actions of any kind whatsoever, to execute and deliver such documents, and to retain such professionals as necessary or appropriate to consummate the transactions contemplated by the Plan.
          13. The Trustee is authorized and empowered to take all actions necessary to fully implement and consummate the Trustee's Stipulation with Anderson.
          14. The Court approves the Restated and Amended Certificate of Incorporation of Bonneville and the Restated and Amended By-laws of Bonneville filed by the Trustee with the Court on August 14, 1998.
          15. The issuance of the common stock and notes, and the reverse stock split, as set forth in the Plan are hereby authorized without the need for any further corporate action, notice, or order.

          16. The Trustee and Bonneville are hereby authorized and empowered to issue, execute, deliver, file, or record any document or instrument, including, without limitation, those securities referred to in the Plan, and any agreements, bylaws, or charters, whether or not specifically referred to in the Plan or any exhibit to the Plan, and to take any action necessary or appropriate to implement, effectuate, and consummate the Plan in accordance with its terms, all without further notice, application, or order of this Court.
          17. Each federal, state, and local governmental agency or department is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the Plan.
          18. Effective as of the effective date of the Plan, the new Bonneville directors are hereby deemed elected, and those directors not continuing in office are hereby deemed removed therefrom.
           19. The Court ratifies and approves all actions taken by the estate of Bonneville Pacific Corporation and the Trustee from June 12, 1992 to the time of the entry of this Order.

Notice of Entry
---------------

          20. On or before twenty (20) days after entry of this Order, the Trustee shall serve by first class mail (postage prepaid), a notice of the entry of this Order, in substantially the form annexed hereto as Exhibit "B" (the "Confirmation Notice") to each known creditor and interest holder and all parties who filed requests for notices pursuant to Fed. R. Bankr.
P. 2002, and the Internal Revenue Service and state and local taxing authorities having jurisdiction over Bonneville, and publish the Confirmation Notice once in The Wall Street Journal (National Edition). Such service and publication shall constitute good and sufficient notice pursuant to Fed. R. Bankr. P. 2002(f)(7) and 2002(i)-(l) of the confirmation of the Plan and the entry of this Order, and no other or further notice need be given.

Efficacy of Plan
----------------

          21. All releases in the Plan, be, and they hereby are, approved. All provisions in the Plan channeling or directing certain claims to be brought only in this Court shall have the force of a court order.
          22. The failure to specifically include any particular provision of the Plan in this Order shall not diminish or impair the efficacy of such Plan provision, and all the provisions of the Plan are hereby adopted by the Court and made a part of this Order.

     DATED this 26th day of August, 1998.

                             BY THE COURT:


                             --------------------------------
                             Honorable John H. Allen
                             United States Bankruptcy Judge

                        CLERK'S CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that I mailed true and correct copies of the foregoing Order to the persons named below, postage prepaid thereon, this ____ day of August, 1998.

                           CLERK, U.S. BANKRUPTCY COURT


                           By:
                                Deputy Clerk

Vernon L. Hopkinson                   James Ricciardi
COHNE, RAPPAPORT & SEGAL, P.C.        GIBSON, DUNN & CRUTCHER
525 East 100 South, Suite 500         200 Park Avenue, 48th Floor
Salt Lake City, Utah  84102           New York, NY  10166-0193

Roger G. Segal, Trustee               Martin J. Bienenstock
P.O. Box 11008                        WEIL, GOTSHAL & MANGES
Salt Lake City, Utah  84147-0008      767 Fifth Ave.
                                      New York, NY  10153
Peter J. Kuhn
U.S. Trustee                          Joseph Wagda
9 Exchange Place, #100                547 Blackhawk Club Dr.
Salt Lake City, UT  84111             Danville, California  94506

Paul F. Bennett                       Robert B. Lochhead
GOLD, BENNETT & CERA, L.L.P.          PARR, WADDOUPS
595 Market Street, #2300              P.O. Box 11019
San Francisco, CA  94105              Salt Lake City, Utah 84147


Jeremy Richards
Pachulski, Stang, Ziehl & Young
Center City North Building
10100 Santa Monica Blvd., #1100
Los Angeles, CA  90067

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                 Cash Receipts and Disbursements Statement
                   For Period August 1 - August 31, 1998


                            CASH RECONCILIATION

1.  Beginning Cash Balance:                                  $156,853,216.24
2.  Cash Receipts:  (See Page 2 of 2)           671,293.57
3.  Cash Disbursements:  (See Page 2 of 2)     (709,965.72)
                                                ----------
4.  Net Cash Flow:                                                (38,672.15)
                                                                   ---------
5.  Ending Cash Balance:                                     $156,814,544.09
                                                             ===============


                   CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                          AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                          $963.77       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                       512.29       KEY BANK OF UTAH
GENERAL CORP CASH                     197,587.71       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT            34,340.06  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT         11,468,214.75  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD           20,282,037.04  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD           27,458,893.89  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS            32,160.97  (A)  BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT    97,303,488.80  (A)  NATIONS BANK
PROCEEDS FROM ASSET SALES               4,191.16  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE            32,153.65       KEY BANK OF UTAH
                                       ---------
                                 $156,814,544.09
                                 ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                     For Period August 1 - August 31, 1998


                            CASH RECEIPTS JOURNALS

BANK ACCOUNT                       TOTAL         PAGE REF
PAYROLL ACCOUNT                      $20,072.98      A
PAYROLL TAX ACCOUNT                    8,722.86      B
GENERAL CORP CASH                    548,373.30      C
CHPTR 11 TRUSTEE JOINT ACCT            1,296.94      E
CHPTR 11 TRUSTEE - CD ACCT            53,200.90      F
CHPTR 11 TRUSTEE - JT CD                   0.00     N/A
CHPTR 11 TRUSTEE - JT CD              76,543.00      G
CHPTR 11 TRUSTEE JT SAVINGS              118.65      H
CHPTR 11 TRUSTEE JOINT MMA ACCT      416,628.52      I
PROCEEDS FROM ASSET SALES                  9.64      J
KYOCERA MAINTENANCE RESERVE           10,122.62      K
                                      ---------
                                   1,135,089.41
     LESS:  ACCOUNT TRANSFERS       (463,795.84)
                                     ----------
     TOTAL CASH RECEIPTS            $671,293.57
                                    ===========

                         CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                       TOTAL         PAGE REF
PAYROLL ACCOUNT                      $20,104.70      A
PAYROLL TAX ACCOUNT                    8,726.29      B
GENERAL CORP CASH                    661,679.35      D
CHPTR 11 TRUSTEE JOINT ACCT          425,043.12      E
CHPTR 11 TRUSTEE - CD ACCT                 0.00      F
CHPTR 11 TRUSTEE - JT CD                   0.00     N/A
CHPTR 11 TRUSTEE - JT CD                   0.00      G
CHPTR 11 TRUSTEE JT SAVINGS                0.00      H
CHPTR 11 TRUSTEE JOINT MMA ACCT            0.00      I
PROCEEDS FROM ASSET SALES                  0.00      J
KYOCERA MAINTENANCE RESERVE           58,208.10      K
                                      ---------
                                   1,173,761.56
     LESS:  ACCOUNT TRANSFERS       (463,795.84)
                                     ----------
     TOTAL CASH DISBURSEMENTS       $709,965.72
                                    ===========

                                                                     Form 2-B

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                               Payroll Account
                    For Period August 1 - August 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
08/12/98  CK# 7153   BPC - GENERAL             $9,971.45   PAYROLL TRANSFER
08/27/98  CK# 7181   BPC - GENERAL             10,101.53   PAYROLL TRANSFER
                                               ---------
          TOTAL CASH RECEIPTS                 $20,072.98
                                              ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
08/15/98             PAYROLL SUMMARY           $9,971.45
08/31/98             PAYROLL SUMMARY           10,101.53
08/31/98  BANK STMT  FIRST SECURITY BANK           31.72   SERVICE CHARGE
                                                   -----
          TOTAL CASH DISBURSEMENTS            $20,104.70
                                              ==========

                                        A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             Payroll Tax Account
                    For Period August 1 - August 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT      DESCRIPTION
08/12/98  CK# 7152   BPC - GENERAL             $4,330.40   PR TAX TRANSFER
08/28/98  CK# 7180   BPC - GENERAL              4,392.46   PR TAX TRANSFER
                                                --------
          TOTAL CASH RECEIPTS                  $8,722.86
                                               =========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT      DESCRIPTION
08/12/98  KEY TAX    KEY BANK OF UTAH         $3,602.19   FEDERAL TAX DEPOSIT
08/27/98  KEY TAX    KEY BANK OF UTAH          3,653.94   FEDERAL TAX DEPOSIT
08/27/98  CK# 1263   UTAH ST TAX COMMISSION    1,466.73   STATE TAX DEPOSIT
08/31/98  BANK STMT  KEY BANK OF UTAH              3.43   BANK SERVICE CHARGE
                                                   ----
          TOTAL CASH DISBURSEMENTS            $8,726.29
                                              =========

                                       B

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                              General Corp Cash
                    For Period August 1 - August 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
08/20/98  DS082098   BONNEVILLE FUELS CORP     $21,107.48  EXPENSE REIMBURSEMENT
08/20/98  DS082098   INDECK                        141.40  EXPENSE REIMBURSEMENT
08/20/98  DS082098   SAN DIEGO GAS & ELECTRIC      685.85  ENERGY REVENUE-KYOCERA
08/25/98  DS082598   KYOCERA AMERICA            96,845.65  ENERGY REVENUE-KYOCERA
08/25/98  DS082598   BONNEVILLE PACIFIC CORP   425,000.00  TRANSFER
08/25/98  DS082598   BONNEVILLE FUELS CORP         127.48  EXPENSE REIMBURSEMENT
08/31/98  DS083198   SAN DIEGO GAS & ELECTRIC    3,244.43  ENERGY REVENUE-KYOCERA
08/31/98  BANK STMT  KEY BANK OF UTAH            1,221.01  INTEREST INCOME
                                                 --------
          TOTAL CASH RECEIPTS                 $548,373.30
                                              ===========

                                       C

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               General Corp Cash
                     For Period August 1 - August 31, 1998


                           CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                           AMOUNT      DESCRIPTION
08/01/98  1007131    DORN ASSOCIATES LTD             $10,906.00  RENT-OFFICE SPACE & PARKING
08/01/98  1007132    MARCIA CUSTER                        72.77  OFFICE SUPPLIES & EXPENSE
08/01/98  1007133    GENERATOR POWER SYSTEMS INC       8,199.70  KYOCERA-O&M EXPENSE
08/10/98  1007134    AIRBORNE EXPRESS                     84.55  EXPRESS MAIL EXPENSE
08/10/98  1007135    AMPCO SYSTEM PARKING                130.00  RENT-PARKING
08/10/98  1007136    BENEFICIAL LIFE INSURANCE           904.69  INSURANCE-LIFE
08/10/98  1007137    BONNEVILLE PACIFIC SERVICES         919.35  KYOCERA-O&M EXPENSE
08/10/98  1007138    BPC-KYOCERA MAINT RESERVE        10,000.00  TRANSFER-KYOCERA MAINT
08/10/98  1007139    COMPUSERVE                            9.95  OFFICE SUPPLIES & EXPENSE
08/10/98  1007140    FIRST CONTINENTAL LIFE & ACCID    3,621.75  INSURANCE-DENTAL
08/10/98  1007141    FRONTIER COMMUNICATIONS             741.82  TELEPHONE EXPENSE
08/10/98  1007142    GENERATOR POWER SYSTEMS INC       2,535.00  KYOCERA-O&M EXPENSE
08/10/98  1007143    HERITAGE PRODUCTS INC               703.68  OFFICE SUPPLIES & EXPENSE
08/10/98  1007144    MOUNT OLYMPUS WATER                  12.02  OFFICE SUPPLIES & EXPENSE
08/10/98  1007145    CLARK MOWER                         714.01  TRAVEL REIMBURSEMENT
08/10/98  1007146    PITNEY BOWES INC                      9.50  OFFICE SUPPLIES & EXPENSE
08/10/98  1007147    PROTEL                               76.57  OFFICE SUPPLIES & EXPENSE
08/10/98  1007148    REDMAN VAN & STORAGE CO              84.87  RENT-STORAGE
08/10/98  1007149    TRAVEL ZONE CRUISE ZONE             983.00  TRAVEL EXPENSE
08/10/98  1007150    UNITED HEALTH CARE               24,185.55  INSURANCE-HEALTH
08/10/98  1007151    WELLS FARGO BANK                  1,535.45  401K ADMINISTRATIVE FEES
08/12/98  1007152    BPC-PAYROLL TAX ACCT              4,330.40  TRANSFER-PAYROLL TAX ACCT
08/12/98  1007153    BPC-PAYROLL ACCT                  9,971.45  TRANSFER-PAYROLL ACCT
08/12/98  1007154    FLORAL TAPESTRY                      95.71  OFFICE SUPPLIES & EXPENSE
08/12/98  1007155    REDMAN VAN & STORAGE CO              75.00  RENT-STORAGE
08/12/98  1007156    WELLS FARGO BANK                    846.02  401K CONTRIBS & LOAN PMTS
08/12/98  1007157    XEROX CORPORATION                   411.73  OFFICE SUPPLIES & EXPENSE
08/19/98  1007158    GENERATOR POWER SYSTEMS INC      27,154.26  KYOCERA-O&M EXPENSE
08/19/98  1007159    MOUNT OLYMPUS WATER                  10.64  OFFICE SUPPLIES & EXPENSE
08/19/98  1007160    REDMAN VAN & STORAGE CO             142.22  RENT-STORAGE
08/19/98  1007161    SAN DIEGO GAS & ELECTRIC            101.26  KYOCERA-O&M EXPENSE
08/19/98  1007162    DANIEL SEAGRAVES                    125.00  KYOCERA-O&M EXPENSE
08/19/98  1007163    STATE OF DELAWARE CORP DIVISION   7,000.00  FRANCHISE TAX
08/19/98  1007164    UNUM LIFE INSURANCE CO            1,713.00  INSURANCE-DISABILITY
08/24/98  1007165    ARTHUR ANDERSON                  11,184.55  PROFESSIONAL FEES & COSTS
08/24/98  1007166    COHNE RAPPAPORT & SEGAL PC      207,906.16  PROFESSIONAL FEES & COSTS
08/24/98  1007167    FIDELITY TRANSFER CO              6,004.50  OFFICE SUPPLIES & EXPENSE
08/24/98  1007168    HEIN & ASSOCIATES                99,927.40  PROFESSIONAL FEES & COSTS
08/24/98  1007169    MOUNT OLYMPUS WATER                  18.03  OFFICE SUPPLIES & EXPENSE
08/24/98  1007170    NEILSON ELGGREN DURKIN & CO      12,057.66  PROFESSIONAL FEES & COSTS
08/24/98  1007171    RESEARCH INSTITUTE OF AMERICA        99.47  DUES & PUBLICATIONS
08/24/98  1007172    REDMAN VAN & STORAGE CO             845.93  RENT-STORAGE
08/24/98  1007173    SAN DIEGO COUNTY TAX COLLECTOR   17,278.00  KYOCERA-PROPERTY TAX
08/24/98  1007174    ROGER G SEGAL TRUSTEE            72,816.52  PROFESSIONAL FEES & COSTS

                     DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                               General Corp Cash
                      For Period August 1 - August 31, 1998


                      CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                            AMOUNT       DESCRIPTION
08/24/98  1007175    US WEST COMMUNICATIONS                809.14  TELEPHONE EXPENSE
08/24/98  1007176    WEIL GOTSHALL & MANGES             95,128.06  PROFESSIONAL FEES & COSTS
08/28/98  1007177    AIRBORNE EXPRESS                        9.98  EXPRESS MAIL EXPENSE
08/28/98  1007178    AMPCO SYSTEM PARKING                  130.00  RENT-PARKING
08/28/98  1007179    BEAR STEARNS & CO INC                 199.97  OFFICE SUPPLIES & EXPENSE
08/28/98  1007180    BPC-PAYROLL TAX ACCT                4,392.46  TRANSFER-PARYOLL TAX ACCT
08/28/98  1007181    BPC-PAYROLL ACCT                   10,101.53  TRANSFER-PAYROLL ACCT
08/28/98  1007182    CENTRAL PARKING SYSTEMS               195.00  RENT-PARKING
08/28/98  1007183    MARCIA CUSTER                          73.15  OFFICE SUPPLIES & EXPENSE
08/28/98  1007184    GENERATOR POWER SYSTEMS INC         1,653.00  KYOCERA-O&M EXPENSE
08/28/98  1007185    KWIK COPY                              56.26  OFFICE SUPPLIES & EXPENSE
08/28/98  1007186    MICRON ELECTRONICS INC                371.10  OFFICE SUPPLIES & EXPENSE
08/28/98  1007187    MOUNTAIN STATES OFFICE PRODUCTS        61.68  OFFICE SUPPLIES & EXPENSE
08/28/98  1007188    PRUDENTIAL SECURITIES                 266.92  OFFICE SUPPLIES & EXPENSE
08/28/98  1007189    STEVEN STEPANEK                       157.69  TRAVEL REIMBURSEMENT
08/28/98  1007190    TRAVEL ZONE CRUISE ZONE               135.00  TRAVEL EXPENSE
08/28/98  1007191    WELLS FARGO BANK                      846.02  401K CONTRIBS & LOAN PMTS
08/28/98  1007192    CASH                                  493.13  OFFICE SUPPLIES & EXPENSE
08/31/98  BANK STMT  KEY BANK OF UTAH                       54.12  BANK SERVICE CHARGE
                                                            -----
          TOTAL CASH DISBURSEMENTS                    $661,679.35
                                                      ===========

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                      Chapter 11 Trustee Joint Account
                    For Period August 1 - August 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT      DESCRIPTION
08/31/98  BANK STMT  KEY BANK                  $1,296.94   INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
08/25/98             BONNEVILLE PACIFIC CORP  $425,000.00  TRANSFER
08/31/98  BANK STMT  KEY BANK                       43.12  BANK SERVICE CHARGE
                                                    -----
          TOTAL CASH DISBURSEMENTS            $425,043.12
                                              ===========

                                      E

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                        Chapter 11 Trustee - CD Account
                     For Period August 1 - August 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
08/31/98  BANK STMT  US BANK                  $53,200.90  INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT      DESCRIPTION
                     NONE

                                      F

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     Chapter 11 Trustee JT  - CD Account
                    For Period August 1 - August 31, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
08/31/98  BANK STMT  BANK ONE                 $76,543.00  INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT      DESCRIPTION
                     NONE

                                    G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                       Chapter 11 Trustee JT Savings
                   For Period August 1 - August 31, 1998


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
08/31/98  BANK STMT  BANK ONE                 $118.65     INTEREST INCOME


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT       DESCRIPTION
                     NONE

                                   H

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    Chapter 11 Trustee JT - MMA Account
                   For Period August 1 - August 31, 1998


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
08/31/98  BANK STMT  NATIONS BANK             $416,628.52  INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
                     NONE

                                      I

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Proceeds From Asset Sales
                   For Period August 1 - August 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
08/31/98  BANK STMT  KEY BANK OF UTAH         $9.64       INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                   AMOUNT      DESCRIPTION
                     NONE

                                     J

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Kyocera Maintenance Reserve
                   For Period August 1 - August 31, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT      DESCRIPTION
08/01/98  CK# 7138   BONNEVILLE PACIFIC CORP  $10,000.00  TRANSFER
08/31/98  BANK STMT  KEY BANK OF UTAH             122.62  INTEREST INCOME
                                                  ------
          TOTAL CASH RECEIPTS                 $10,122.62
                                              ==========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                    AMOUNT      DESCRIPTION
08/10/98  CK# 1044   GENERATOR POWER SYSTEMS  $58,208.10  KYOCERA O&M EXPENSE

                                     K

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                                Balance Sheet
                            As of August 31, 1998


ASSETS
Current Assets:
   Cash                                          $156,814,544
   Accounts receivable - trade                        118,521
   Accounts receivable - settlements (Note 4)       1,500,000
   Accounts receivable - affiliates                    61,633
   Prepaid insurance                                   57,962
   Accrued interest receivable                        457,339
                                                      -------
   Total current assets                                          $159,010,000
Fixes Assets:
   Land                                               198,424
   Equipment, furniture and fixtures                3,818,715
                                                    ---------
   Total fixed assets                               4,017,139
   Less:  Accumulated depreciation                 (3,262,846)
                                                    ---------
   Net fixed assets                                                   754,293
Other Assets:
   Investment in and advances to subsidiaries
      and partnership (Note 7)                     29,720,694
   Other assets                                        16,218
                                                       ------
   Total other assets                                              29,736,913
                                                                   ----------
TOTAL ASSETS                                                     $189,501,205
                                                                 ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                          $166,715
   Accounts payable - professional fees
      and costs                                       866,728
   Accounts payable - other (Note 8)                  550,000
   Accrued income taxes payable (Note 5)                    0
   Taxes payable                                            0
   Accrued interest                                50,368,016
                                                   ----------
   Total post-petition liabilities                                $51,951,459
Pre-Petition Liabilities:
   Priority claims                                      5,180
   Secured debt                                             0
   Unsecured debt (Notes 1 and 3)                  99,953,656
                                                   ----------
Total Pre-Petition Liabilities                                     99,958,836
                                                                   ----------
TOTAL LIABILITIES                                                 151,910,295
Commitments and Contingent Liabilities (Note 3)
OWNER'S EQUITY
Capital Stock or Owner's Investment                   213,752
Paid-In-Capital                                   121,590,029
Treasury Stock                                     (2,308,255)
Retained Earnings:
   Pre-Petition                                   (56,551,908)
   Post-Petition (Note 6)                         (25,352,707)
                                                   ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                               37,590,910
                                                                   ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                             $189,501,205
                                                                 ============

                                                                     Form 2-C

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Profit and Loss Statement
                   For Period August 1 to August 31, 1998


Gross operating revenue                                 $189,072
Less discount, returns and allowances                          0
                                                               -
   Net operating revenue                                            $189,072

   Cost of goods sold                                               (172,918)
                                                                     -------
   Gross profit                                                       16,154

Operating expenses:
   Salaries and wages                                     29,746
   Rent and leases                                         1,438
   Payroll taxes                                          10,626
   Insurance                                               6,872
   Other taxes and licenses                                7,000
   Other                                                  13,487
                                                          ------
   Total operating expenses                                          (69,168)
                                                                      ------
   Operating income (loss)                                           (53,014)

Legal and professional fees and costs (Note 4)           139,765
Plan approved claimant fees (Note 8)                     550,000
Depreciation, depletion and administration                 3,618
Claims settlement expense
Interest expense                                         636,648
                                                         -------
   Total                                                          (1,330,030)
                                                                   ---------
   Net operating income (loss)                                    (1,383,045)

Non-operating income and (expenses):
   Interest income                                       688,987
   Other income - settlements                                  0
   Approved claims                                             0
   Other income                                                0
   Equity in earnings (losses) of subsidiaries
      and partnerships (Note 2)                          735,640
                                                         -------
         Net non-operating income or (expenses)                    1,424,628
                                                                   ---------
         Net income (loss) before income taxes                        41,583

         Provision for income taxes (benefit) (Note 5)                     0
                                                                           -

         NET INCOME (LOSS)                                           $41,583
                                                                     =======

                                                                     Form 2-D
                                                                  Page 1 of 3

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     General Notes to Financial Statements
                    For Period August 1 to August 31, 1998


1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statements, accrued interest payable has been recorded only on post-petition debt, where such is contractually due. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 have not included any accrual of interest on any pre-petition unsecured debt. However, in light of the "Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998" (the "Trustee's Amended Plan") which was confirmed by the Bankruptcy Court in an order entered on August 27, 1998, interest has now been accrued on certain pre-petition unsecured debt consistent with the interest rates set forth in the Trustee's Amended Plan. For further information see the Trustee's Amended Plan and the Amended Disclosure Statement related thereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Other Claims. Unrecorded liabilities and claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $10,000,000.00, limited partner claims in the approximate amount of $2,900,000.00, Section 510(b) equity claims in the approximate amount of $44,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply subordinated claims, potential administrative fees which may be allowed by the Bankruptcy Court and the contingent unsecured claim of John Weesner (proof of claim #3). Most of the unrecorded liabilities (except administration claims and the Weesner Claim) will be satisfied as set forth in the confirmed Trustee's Amended Plan by the issuance of approximately 17,666,723 shares of additional common stock in the Company. For further information, see the Trustee's Amended Plan and the Amended Disclosure Statement related thereto.

                                                                     Form 2-D
                                                                  Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                               (Continued)
                   For Period August 1 to August 31, 1998


     For further information concerning unrecorded liabilities and claims, see the Trustee's Amended Plan dated 4/22/98 and the Amended Disclosure Statement relating thereto.

4. Accounts Receivable Settlement represent only court approved settlements where all conditions precedent have occurred and the settlement was fully effective as of August 31, 1998 and are reflected on the August 31, 1998 Financial Statements. Approved settlement is as follows:

          Piper Jaffray        1,500,000           Received 9/9/98

5. As of December 31, 1997, Bonneville and Subsidiaries had approximately $23,750,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $27,250,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by
     Alternative Minimum Tax Loss carry-forwards.   Tax loss carry-forwards
     are subject to future review or determination by the Internal Revenue Service. The Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code.

6. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt at rates set forth in the Trustee's Amended Plan.

7. Investment in and advances to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated is believed to be materially less than the current market value of such assets. Based in part upon the work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other
     Assets: Investment in and advances to subsidiaries and partnership") is materially less than the fair market value of such business assets.
     For purposes of the Trustee's Amended Plan, the estimated value of the Company's business assets as of December 31, 1997 was (including cash held by the Company's subsidiaries) approximately sixty-three million dollars ($63,000,000.00)

8. Accounts Payable Other represents payments to Derek Anderson of $150,000 as provided in a Bankruptcy Court approved stipulation and to Halcyon of $400,000 as provided in the Trustee's Amended Plan.

                                                                     Form 2-D
                                                                  Page 3 of 3

                            DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                      Case No. 91A-27701
                             Taxes Payable Schedule (Post-Petition)
                           For the Period August 1 to August 31, 1998


                          Beginning                               Payments    Date      Check    Ending
                          Balance      Adjustments  Additions     Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                      $0.00       $0.00    ($4,380.41)   $2,177.97  08/12/97  KEY TAX        $0.00
                                                                    2,202.44  08/27/98  KEY TAX

   State                         0.00                 (1,466.73)    1,466.73  08/31/98  1263            0.00

FICA tax withheld                0.00                 (1,437.86)      712.11  08/15/98  KEY TAX
                                                                      725.75  08/31/98  KEY TAX         0.00

Employer's FICA tax              0.00                 (1,437.86)      712.11  08/15/98  KEY TAX
                                                                      725.75  08/31/98  KEY TAX         0.00

Unemployment tax:
   Federal                       0.00                                                                   0.00
   State                         0.00                                                                   0.00

Sales, use & excise taxes        0.00                                                                   0.00
   Property taxes           (2,300.00)   2,300.00     (2,879.66)   17,278.00                      (14,398.34)

Accrued income tax:
   Federal                       0.00                                                                   0.00
   State                         0.00                                                                   0.00

Delaware franchise tax      (7,980.00)   7,980.00                                                       0.00

Employee withholding             0.00        0.00     (1,528.64)      764.32  08/12/98  1007156         0.00
                                 ----        ----      --------       764.32  08/27/98  1007191         ----
                                                                      ------
TOTALS                    ($10,280.00) $10,280.00   ($13,131.16)  $27,529.50                     ($14,398.34)
                           ==========  ==========    ==========   ==========                      ==========

(*) Amount subject to results of audit.

                                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                          Case No. 91A-27701
                                          Insurance Schedule
                                  For August 1 to August 31, 1998


                                                                 Policy
                                                    Amount of    Expiration    Premium Paid
                          Carrier/Agent             Coverage     Date          Thru Date
Worker's Compensation     Various State Funds       Statutory
                                                    $1,000,000   (A)           08/31/98

General Liability         Travelers Insurance/
                          Sedgwick James            5,000,000    08/17/99      08/17/99

Vehicles                  Travelers Insurance/
   (Hired/Non-Owned)      Sedgwick James            5,000,000    08/17/99      08/17/99

Property:
   Bonneville Pacific     Federal Insurance Co./
                          Sedgwick James            735,000      08/17/99      08/17/99

   Kyocera                Federal/Hartford Steam/
                          Sedgwick James            5,352,879    08/17/99      08/17/99


(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                                                                     Form 2-E
                                                                  Page 2 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                    Accounts Receivable and Payable Aging
                   For Period August 1 to August 31, 1998


                                                              Accounts
                                 Non-Affiliate  Accounts     Payable
                                 Accounts       Payable      Professional
                                 Receivable     Trade        Fees
Under 30 days                    $1,680,154         $93,422   $866,728
30 to 60 days                             0             806          0
61 to 90 days                             0               0          0
Over 90 days                              0           4,574          0
                                          -           -----          -

Total post-petition               1,680,154          98,802    866,728

Pre-petition amounts                      0       3,664,200          0
                                          -       ---------          -

Total accounts receivable        $1,680,154
                                 ==========

Total accounts payable                           $3,763,002    $866,728
                                                 ==========    ========

                                 Affiliate
                                 Accounts
                                 Receivable

Under 30 days                       $56,980
30 to 60 days                         4,653
61 to 90 days                             0
Over 90 days                              0
                                          -
Total post-petition
   affiliate accounts
   receivable                       $61,633
                                    =======

                                                                     Form 2-E
                                                                  Page 3 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
  Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                    For Period August 1 to August 31, 1998


                                                 Date of
                                                 Court        Estimated
                                 Amount Paid     Approval     Balance Due
Court Appointed Trustee           $72,817        08/17/98      $62,758
Trustee's Counsel                 207,906        08/17/98      164,767
Trustee's Accountants              12,058        08/17/98       39,203
Trustee's Special Plan Counsel     95,128        08/17/98      105,000
Special Litigation Counsel for
   Trustee - Costs                      0           -                0
   Trustee - Fees                       0           -          495,000     (1)
Auditors                           99,927        08/17/98            0
Financial Consultants                   0                            0     (2)
                                        -                            -
   Total                         $487,836                     $866,728
                                 ========                     ========

(1) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees fees that have been accrued on settlements approved by the Court are as follows:

        $1,500,000.00 - Piper Jaffray Settlement (due 9/98)  Fees - $495,000

(2) The financial consultants received a retainer in the amount of $100,000. The estimated remaining liability to the financial consultants is equal to the $100,000 retainer.

                                                                     Form 2-E
                                                                  Page 4 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                Schedule of Payments to Principal/Executives
                  For Period August 1 to August 31, 1998


Payee Name          Position     Nature of Payment      Amount
Ralph F. Cox        Director     Director Fees               $0.00

Calvin L. Rampton   Director     Director Fees               $0.00

Clark M. Mower      President    Salary                 $12,833.34
                                 Expense Reimbursement     $714.01

                                                                     Form 2-E
                                                                  Page 5 of 5

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                            Quarterly Fee Summary
                          Month Ended July 31, 1998


                           Cash            Quarterly    Payment
                           Disbursement    Fee Due      Check No.    Date
January                      $377,740.24
February                      169,278.67
March                         149,371.16
                              ----------
   Total 1st Quarter          696,390.07   $3,750.00    1006970      04/24/98

April                       1,903,079.51
May                           105,288.54
June                          185,124.57
                              ----------
   Total 2nd Quarter        2,193,492.62   $7,500.00    1007150      07/22/98

July                          214,935.24
August                        709,965.72
September
                              ----------
   Total 3rd Quarter          924,900.96

October
November
December
   Total 4th Quarter


(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F